SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 AMENDMENT NO. 5



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) JANUARY 31, 2001


                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     0-26321              98-0204105
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
    (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)










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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)  Financial statements of businesses acquired:  Filed herewith.

      (b)  Pro forma financial information:  Filed herewith.

      (c)  Exhibits:

           REGULATION
           S-K NUMBER                         DOCUMENT

              2.1 Agreement and Plan of Reorganization dated January 31, 2001 among San Joaquin Resources Inc., Pannonian Acquisition Corporation, and Pannonian Energy, Inc.(1)

              3.1 Certificate of Amendment to Articles of Incorporation of San Joaquin Resources Inc. (1)

             99.1         Press Release dated February 2, 2001 (1)

             99.2         Audited Financial Statements of Pannonian Energy, Inc.
                          for the year ended December 31, 1999 (1)

             99.3 Unaudited Financial Statements of Pannonian Energy, Inc. for the ten months ended October 31, 2000 (1)

             99.4 Pro Forma Combined Balance Sheet and Income Statement for Pannonian Energy, Inc. and San Joaquin Resources, Inc. as of December 31, 1999 and October 31, 2000 (1)


             99.5         Audited Financial Statements of Pannonian Energy, Inc.
                          for the year ended December 31, 2000



             99.6 Pro Forma Combined Balance Sheet and Income Statement for Pannonian Energy, Inc. and San Joaquin Resources, Inc. as of December 31, 2000

           -------------
           (1)      Filed previously



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GASCO ENERGY, INC.



October 22, 2001                  By:   /s/ W. KING GRANT
                                     -------------------------------------------
                                            W. King Grant
                                            Chief Financial Officer








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